John Hancock Funds II

Supplement dated July 26, 2016 to the current summary prospectus (the Summary Prospectus)

New Opportunities Fund (the fund)

Effective June 30, 2017, Juliet Ellis will no longer serve as a portfolio manager of the fund. Accordingly, all references to Ms. Ellis as a portfolio manager of the fund will be removed from the Summary Prospectus effective June 30, 2017. Juan Hartsfield, who will become the fund’s lead portfolio manager, and David Paddock will continue to be jointly and primarily responsible for the day-to-day management of the fund’s portfolio as of that date.

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.